LOAN AGREEMENT FOR SUBSEQUENT NOTES


           THIS AGREEMENT, made and entered into this ___ day of ____________, 1991, by and between UNITED RESOURCES, INC., an Oregon corporation, hereinafter called "Lender"; and ______________, ______________, and , INC., doing business as ______________, jointly and severally hereinafter called "Borrower."

                               W I T N E S S E T H

            WHEREAS, the Borrower has made application to the Lender for a loan in the sum of ____________________________ AND NO/100 DOLLARS ($___________.00)
for the purpose of financing the purchase of fixtures and equipment located at ____________________________, ______________, ______________ County, Oregon.

            NOW, THEREFORE, it is mutually agreed as follows:

            1. Loan. Subject to the terms and conditions stated, the Lender shall total sum of AND NO/100 DOLLARS (________.00) as evidenced by an Installment Note in the form of Exhibit A attached hereto.

            2. Repayment. The Loan shall bear interest and be repayable in accordance with the terms of the Note or the same may be reviewed or modified from time to time by Lender in its sole discretion.

            The Lender is expressly granted the right to call said Note, in whole or in part, upon 180 days' written notice to the Borrower.

            The monthly installment payments shall first be applied upon the interest accrued on the full amount of the indebtedness and secondly upon the principal balance owing.

            3. Security. Payment of the Note shall be secured as follows:

               (a) A Security Agreement in the form of Exhibit B attached hereto, from the Borrower to the Lender, covering all of the present and hereafter acquired merchandise inventory, fixtures, trade fixtures, equipment, and proceeds therefrom of Borrower, located without limitation at ______________ County, Oregon or used in connection with the business there located.

                  (b) A security interest from the Borrower to the Lender covering all capital stock, contract rights, and accounts receivable owed to the Borrower by the Lender.

                  (c) The Borrower shall obtain and maintain in full force and effect for the length of the loan an irrevocable collateral assignment to United Grocers, Inc. and/or its subsidiaries and/or its assignees on a life policy on the life of ______________ for the total amount of the loan, $___________.00.

               (d) Inventory at ______________, _________, ___________ County,

Oregon, shall be maintained at all times at a level of not less than $_________.00 cost to Borrower.

               (e) Mortgage Agreement, Exhibit D, from ________________ and ____________________________ to United Resources, Inc. covering the real property located at: ____________________________, ______________ County,
Oregon. Said Exhibit D is attached hereto and by this reference incorporated herein.

               (f) Guaranty, guaranteed by:
               ----------------------------
               ----------------------------
               ----------------------------
               ----------------------------

which  is  attached  hereto,   marked  as  Exhibit  E,  and  by  this  reference
incorporated herein.

            4. Use of Proceeds. The net proceeds of all sums loaned hereunder shall be used by the Borrower to finance the purchase of merchandise inventory, trade fixtures, fixtures and equipment for that certain supermarket business operated by the Borrower located at ______________, _________, ________ County, Oregon.

            5. Conditions Precedent. The Lender shall not be obligated to lend any monies hereunder until it shall have received the following:

               (a) The Borrower  shall have  tendered  delivery to Lender of the
Note   described   in   Paragraph   1,   duly   executed   by    ______________,
____________________________.

               (b) The Borrower shall have given to the Lender a Security Agreement, as described in Paragraph 3(a), covering all present and hereafter acquired merchandise inventory, trade fixtures, fixtures, equipment, and proceeds therefrom, located without limitation at 7 County, Oregon or used in connection with the business there located.

               (c) The Borrower shall have granted Lender a valid and perfected security interest in all of the collateral described in Paragraph 3(b) above.

               (d) The Borrower shall have tendered delivery to the Lender within 30 days of the date of this Agreement a certificate of life insurance to equal the amount of the loan, as described in Paragraph 3(c).

               (e) The Borrower shall have duly executed and given to the Lender an Oregon Uniform Commercial Code standard form Financing Statement (UCC 1) in the form of Exhibit C attached hereto.

               (f) The Borrower shall have duly executed and given to the Lender Mortgage Agreement in the form of Exhibit D as described in paragraph 3(e) above.

               (g) Guaranty in the form of Exhibit E, which is attached hereto and by this reference incorporated herein.

            6. Warranties. The Borrower represents and warrants as follows:

               (a) All statements contained in the loan application heretofore submitted to the Lender are true.

               (b) There are no actions, suits, or proceedings pending or, as far as the Borrower is advised, threatened against or affecting the Borrower, or either of them, before any court or administrative officer or agency which might result in any material adverse change in the business or property of Borrower or in the properties herein described as being owned by the Borrower.

            7. Covenants. So long as any part of the Note remains unpaid, the Borrower covenants as follows:

               (a) The Borrower will not assign, mortgage, or pledge any part of the assets of Borrower or incur any further indebtedness except for short-term credit for the purchase of goods and services on open account.

               (b) The Borrower shall furnish to Lender quarterly financial statements consisting of a balance sheet and an operating statement in a form and by an accountant satisfactory to the Lender on (corp name).

               (c) The Lender, acting through its officers, agents, attorneys, and accountants, including an independent certified public accountant hired by it, shall have the right to examine the books of the Borrower at all reasonable times.

            8. Insurance. The Borrower shall maintain standard form fire, extended coverage, vandalism and malicious mischief insurance, insuring the merchandise inventory, fixtures, trade fixtures and equipment at (name/dba) to at least the actual cash value, with loss payable clauses in favor of the Lender and its assignees.

            9. Loan Costs. The Borrower agrees to pay a loan application fee of $______.00, together with any and all costs incident to filing Uniform Commercial Code Financing Statements.

            10. Events of Default. Upon occurrence of any of the following specified events of default:

               (a) Any material representation or warranty made by the Borrower herein, or pursuant to, or in writing in connection with the making of this Agreement, or the loan hereunder, shall prove to have been untrue in any material respect when made; or

               (b) The Borrower shall default in the due and punctual payment of either principal or interest on the Note; or

               (c) The Borrower shall default in due performance or observance of any term, covenant, or agreement contained in Paragraphs 7, 8, and 9 of this Agreement; or

               (d) The Borrower shall default in due performance or observance of any other agreement contained herein, and such default shall continue uncured for a period of ten (10) days after written notice to the Borrower from the holder of the Note; or

               (e) Any obligation of the Borrower for the payment of borrowed money is not paid when due, whether at any expressed due date or at any accelerated maturity, or

               (f) The Borrower shall make any assignment for the benefit of creditors, or shall be adjudged bankrupt, or any proceedings shall be commenced by the Borrower under any bankruptcy reorganization, arrangement, insolvency, readjustment of debt or liquidation law or statute of the federal or any state government, whether now or hereafter in effect, or any such proceeding shall be instituted against the Borrower and an order approving the petition is entered, or such proceedings shall remain undismissed for a period of ten (10) days, or the Borrower by any action shall indicate its approval or consent to or acquiescence in any such proceedings or in the appointment of a trustee or receiver of the Borrower, or of all or substantially all of the assets of the Borrower, or any such trustee or receiver shall not be discharged within the period of ninety (90) days after the appointment thereof;

            THEN, and in any such event, if any such default shall then continue, the Lender may by written notice to the Borrower, addressed to it at its principal place of business or at such other address as the Borrower may hereafter designate to the Lender in writing, declare the principal and interest accrued on the Note to be due and payable, which principal and interest shall thereupon forthwith be due and payable, without presentment, demand, protest, or other notice of any kind, all of which are hereby expressly waived. The Borrower agrees to pay reasonable attorneys' fees incurred in enforcing the Lender's rights and remedies after default under this Agreement, including any fees incurred on appeal.

            11. Waiver. Neither the failure nor any delay on the part of the Lender Lo exercise any right, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, or privilege preclude any other or further exercise thereof, or the exercise of any right, power or privilege.

            12. Benefit. This Agreement shall be binding upon and inure to the benefit of the Lender and its successors and assigns.

            13. Construction. This agreement shall be governed by and construed in accordance with the laws of the State of Oregon.

            IN WITNESS WHEREOF the parties have executed this Agreement the day and year first above written.


            LENDER:           UNITED RESOURCES, INC.

                              By----------------------------
                                 G. P. Fleming, President

            BORROWERS:        --------------, INC.:
                              DBA --------------------------
                              By----------------------------
                                                , President

                              By----------------------------
                                                , Secretary


                              INDIVIDUALLY:

                              ------------------------------

                              ------------------------------

                         EXHIBITS TO THE LOAN AGREEMENT


                Exhibit  A:            Installment Note
                Exhibit  B:            Security Agreement
                Exhibit  C:            Financing Statement
                Exhibit  D:            Mortgage Agreement
                Exhibit  E:            Guaranty

                       LOAN AGREEMENT FOR SUBSEQUENT NOTES


        THIS AGREEMENT, made and entered into this day of __________, ________, by and between UNITED RESOURCES, INC., an Oregon corporation or its successors and assigns, hereinafter called "Lender"; and ______________________ doing business as ___________________, jointly and severally hereinafter called "Borrower."

                              W I T N E S S E T H :

        WHEREAS, the Borrower has made application to the Lender for a loan in the sum of ____________________ DOLLARS ($____________) for the purpose of financing _____________________ located at __________________________________.

        NOW, THEREFORE, it is mutually agreed as follows:

        1. Loan. Subject to the terms and conditions stated, the Lender shall loan to the Borrower the total sum of ______________________ DOLLARS ($__________) as evidenced by an Installment Note in the form of Exhibit A attached hereto.

        2. Repayment. The Loan shall bear interest and is repayable in accordance with the terms and conditions of the Note as the same may be revised or modified from time to time by Lender in its sole discretion.

        The Lender is expressly granted the right to call said Note, in whole or in part, upon 180 days' written notice to the Borrower.

        The monthly installment payments shall first be applied to the interest accrued on the full amount of the indebtedness and secondly upon the principal balance owing.

        3.  Security.  Payment of the Note shall be secured as follows:

               (a) A Security Agreement in substantially the form of Exhibit B attached hereto, from the Borrower to the Lender, covering all of the present and hereafter acquired merchandise inventory, furniture, trade fixtures, equipment, and proceeds therefrom of Borrower, located without limitation at __________________________________________________ or used in connection with the business there located.

               (b) The Borrower shall obtain and maintain in full force and effect for the length of the loan an irrevocable collateral assignment(s) to United Grocers, Inc. and/or its subsidiaries and/or its assignees on a life policy(s) on the lives of _____________________ for the total amount of the loan, $___________________.

               (c) Inventory at ___________________________, shall be maintained at all times at a level of not less than $_______________ cost to Borrower.


        4. Use of Proceeds. The net proceeds of all sums loaned hereunder shall be used by the Borrower to finance the purchase of a scanning system for
that  certain   supermarket   business  operated  by  the  Borrower  located  at
_________________________.

        5. Conditions Precedent. The Lender shall not be obligated to lend any monies hereunder until it shall have received the following:

               (a) The Borrower shall have tendered delivery to Lender of the Note described in Paragraph 1, duly executed by _____________________________.

               (b) The  Borrower  shall  have  given to the  Lender  a  Security
Agreement, as described in Paragraph 3(a), covering all present and hereafter acquired merchandise inventory, furniture, trade fixtures, equipment, and
proceeds       therefrom,        located       without       limitation       at
_________________________________ or used in connection with the business there located.

               (c) The Borrower shall have tendered delivery to the Lender within 30 days of the date of this Agreement a certificate of life insurance to equal the amount of the loan, as described in Paragraph 3(b).

               (d) The Borrower shall have duly executed and given to the Lender __________________ Uniform Commercial Code standard form Financing Statement (UCC 1) in the form of Exhibit C attached hereto.

        6.  Warranties.  The Borrower represents and warrants as follows:

               (a) All statements contained in the loan application and exhibits attached heretofore submitted to the Lender are true, fairly and accurately represent the financial condition of the Borrower.

               (b) There are no actions, suits, or proceedings pending or, as far as the Borrower is advised, threatened against or affecting the Borrower, or either of them, before any court or administrative officer or agency which might result in any material adverse change in the business or property of Borrower or in the properties herein described as being owned by the Borrower.

        7. Covenants. So long as any part of the Note remains unpaid, the Borrower covenants as follows:

               (a) The Borrower will not assign, mortgage, or pledge any part of the assets of Borrower or incur any further indebtedness except for short-term credit for the purchase of goods and services on open account.

               (b) The Borrower shall furnish to Lender quarterly financial statements consisting of a balance sheet and an operating statement in a form and by an accountant satisfactory to the Lender on ___________________________.

               (c) The Lender, acting through its officers, agents, attorneys, and accountants, including an independent certified public accountant hired by it, shall have the right to examine the books of the Borrower at all reasonable times.

LOAN AGREEMENT FOR SUBSEQUENT NOTE - 2

        8. Insurance. The Borrower shall maintain standard form fire, extended coverage, vandalism and malicious mischief insurance, insuring the merchandise inventory, furniture, trade fixtures and equipment at __________________________________to at least the actual cash value, with loss payable clauses in favor of the Lender and its assignees.

        9. Loan Costs. The Borrower agrees to pay a loan application fee of $____________, together with any and all costs incident to filing Uniform Commercial Code Financing Statements.

        10. Events of Default. Upon occurrence of any of the following specified events of default:

               (a) Any material representation or warranty made by the Borrower herein, or pursuant to, or in writing in connection with the making of this Agreement, or the loan hereunder, shall prove to have been untrue in any material respect when made; or

               (b) The Borrower shall default in the due and punctual payment of either principal or interest on the Note; or

               (c) The Borrower shall default in due performance or observance of any term, covenant, or agreement contained in Paragraphs 7, 8, and 9 of this Agreement; or

               (d) The Borrower shall default in due performance or observance of any other agreement contained herein, and such default shall continue uncured for a period of ten (10) days after written notice to the Borrower from the holder of the Note; or

               (e) Any obligation of the Borrower for the payment of borrowed money is not paid when due, whether at any expressed due date or at any accelerated maturity; or

               (f) The Borrower shall make any assignment for the benefit of creditors, or shall be adjudged bankrupt, or any proceedings shall be commenced by the Borrower under any bankruptcy reorganization, arrangement, insolvency, readjustment of debt or liquidation law or statute of the federal or any state government, whether now or hereafter in effect, or any such proceeding shall be instituted against the Borrower and an order approving the petition is entered, or such proceedings shall remain undismissed for a period of ten (10) days, or the Borrower by any action shall indicate its approval or consent to or acquiescence in any such proceedings or in the appointment of a trustee or receiver of the Borrower, or of all or substantially all of the assets of the Borrower, or any such trustee or receiver shall not be discharged within the period of ninety (90) days after the appointment thereof;

               (g) In the event the financial statements are not received, as hereinafter defined in paragraph 7 (b), a penalty will be assessed by increasing the interest rate being charged under this Note by an additional


LOAN AGREEMENT FOR SUBSEQUENT NOTE - 3

4.00 percent APR. Such penalty will continue to be assessed until the financial statements are received as required.

        THEN, and in any such event, if any such default shall then continue, the Lender may by written notice to the Borrower, addressed to it at its principal place of business or at such other address as the Borrower may hereafter designate to the Lender in writing, declare the principal and interest accrued on the Note to be due and payable, which principal and interest shall thereupon forthwith be due and payable, without presentment, demand, protest, or other notice of any kind, all of which are hereby expressly waived. The Borrower agrees to pay reasonable attorneys' fees incurred in enforcing the Lender's rights and remedies after default under this Agreement, including any fees incurred on appeal.

        11. Waiver. Neither the failure nor any delay on the part of the Lender to exercise any right, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, or privilege preclude any other or further exercise thereof, or the exercise of any right, power or privilege.

        12. Benefit. This Agreement shall be binding upon and inure to the benefit of the Lender and its successors and assigns.

        13. Construction. This agreement shall be governed by and construed in accordance with the laws of the State of Oregon.


LOAN AGREEMENT FOR SUBSEQUENT NOTE - 4

        IN WITNESS WHEREOF the parties have executed this Agreement the day and year first above written.


              LENDER:        UNITED RESOURCES, INC.

                             By
                                G. P. Fleming, President



           BORROWERS:

                             --------------------------------------


                             --------------------------------------


                             --------------------------------------


                             --------------------------------------


LOAN AGREEMENT FOR SUBSEQUENT NOTE - 5

                         EXHIBITS TO THE LOAN AGREEMENT

                      Exhibit A:  Installment Note
                      Exhibit B:  Security Agreement
                      Exhibit C:  Financing Statement



LOAN AGREEMENT FOR SUBSEQUENT NOTE - 6